UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2006

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 E. Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (410) 951-4800

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

FTI Consulting, Inc. (“FTI”) is furnishing under Item 7.01 of this Current Report on Form 8–K the information included as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously publicly reported, is excerpted from the offering memorandum that is being furnished to investors in connection with FTI’s offering of $215.0 million in aggregate principal amount of senior notes due 2016 in private placements to be conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The information included herein, including 99.1 furnished herewith, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 8.01.	Other Events

On September 15, 2006, FTI recast its segment disclosures presented in Note 13 to its consolidated financial statements filed with its 2005 Annual Report on Form 10-K, filed on March 7, 2006 to reflect that it began to operate its technology practice as a separate segment beginning in January 2006. FTI’s consolidated financial statements providing for the recast of the segment disclosures are set forth in Exhibit 99.2 hereto.

On September 18, 2006, FTI announced its offering of $215.0 million in aggregate principal amount of senior notes due 2016 in private placements to be conducted pursuant to Rule 144A and Regulation S under the Securities Act. The full text of the press release announcing the offering is set forth as Exhibit 99.3 hereto.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Offering memorandum excerpts.

99.2	FTI Consulting, Inc. consolidated financial statements.

99.3	Press Release dated September 18, 2006, of FTI Consulting, Inc., announcing private placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.
Dated: September 18, 2006

	By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Offering memorandum excerpts.

99.2	FTI Consulting, Inc. consolidated financial statements.

99.3	Press Release dated September 18, 2006, of FTI Consulting, Inc., announcing private placement.